UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2015

Contango Oil & Gas Company

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900,  Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

Contango Oil & Gas Company held an earnings conference call on May, 11 2015 at 9:30am CDT, to discuss financial and operational results for the quarter ended March 31, 2015.  A copy of the transcript of the earnings conference call is furnished herewith as Exhibit 99.1.

As provided in General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 2.02 in this report on Form 8-K (including the transcript attached as Exhibit 99.1 incorporated by reference in this report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Transcript of Earnings Conference Call dated May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: May 13, 2015	/s/ E. JOSEPH GRADY
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Transcript of Earnings Conference Call dated May 11, 2015